UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported) July 27, 2010

VICON FIBER OPTICS CORP

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-11057	13-2615925
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification Number)

   175 Bergen Boulevard, Fairview, New Jersey 07022

(Address of principal executive office)        (Zip Code)

Registrant's telephone number, including area code (201) 941-0500

Vicon Fiber Optics Corp

   90 Secor Lane, Pelham Manor, New York 10803

(Former name and address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant

The Registrant’s former independent registered public accounting firm, Martin A. Weiselberg & Company (“Former Accountant”) became no longer in existence with the death of Mr. Weiselberg in March of 2006. At such time no successor entity replaced the Former Accountant, thus Former Accountant was deemed dismissed by the Registrant effective March 28, 2006. On July 27, 2010, Registrant’s board of directors appointed Silberstein Ungar, PLLC (“Silberstein”) as its new independent registered public accounting firm.

The last filing filed by the Registrant which included its audited financial statements issued by the Former Accountant was on Form 10-KSB/A for the year ended December 31, 2002 (“Last Filing”). The reports of Registrant’s Former Accountant on its financial statements for each of the last two fiscal years prior to the Last Filing contained no adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles [except that Former Accountant had raised substantial doubt about Registrant’s ability to continue as a going concern]. The decision to appoint Silberstein as Registrant’s independent accountants was approved by Registrant’s Board of Directors on July 27, 2010.

During Registrant’s two most recent fiscal years prior to the Last Filing, it had no disagreements with Former Accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Former Accountant, would have caused it to make reference to the subject matter of such disagreements in its report on its financial statements for such periods.

During Registrant’s two most recent fiscal years prior to the Last Filing on Form 8-K, there were and have not been any reportable events as defined under Item 304(a)(1)(v) of Regulation S-K adopted by the SEC.

New Independent Accountants

Registrant’s Board of Directors approved the appointment of Silberstein as its new independent registered public accounting firm effective as of July 27, 2010. During the two most recent fiscal years and through the date of its engagement, Registrant did not consult with Silberstein regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Registrant’s financial statements, or (2) any matter that was either the subject of a disagreement (as defined in Regulation S-K Item 304(a)(1)(v)), during the two most recent fiscal years.

Prior to engaging Silberstein, Silberstein did not provide Registrant with either written or oral advice that was an important factor considered by Registrant in reaching a decision to appoint Silberstein as its new independent registered public accounting firm.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 22, 2010	VICON FIBER OPTICS CORP

By:	/s/ Arthur Levine
Arthur Levine,
President and Chief Executive Officer